UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Generations Bancorp NY, Inc.

_______________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐Fee paid previously with preliminary materials.

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

GENERATIONS BANCORP NY, INC.

20 East Bayard Street

Seneca Falls, New York 13148

(315) 568-5855

April 12, 2024

Dear Stockholder:

Enclosed you will find the proxy materials for the 2024 Annual Meeting of Stockholders of Generations Bancorp NY, Inc. scheduled to be held at our Corporate Headquarters located at 20 East Bayard Street, Seneca Falls, New York at 1:00 p.m., Eastern time, on Thursday, May 16, 2024.

The Annual Meeting is being held for the purpose of (1) electing three Directors and (2) ratifying the appointment of Bonadio & Co., LLP (“Bonadio”) as our independent registered public accounting firm for the year ending December 31, 2024.

Our Board of Directors has determined that the election of the nominees for Director and the ratification of Bonadio as our independent registered public accounting firm for the year ending December 31, 2024 are in the best interests of the Company and our stockholders.  For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees for Director and “FOR” the ratification of Bonadio as our independent registered public accounting firm for the year ending December 31, 2024.

On behalf of the Board of Directors, we are asking that you complete the enclosed proxy card and mail it back to us in the envelope provided. Your vote is important, regardless of the number of shares owned. Our Proxy Statement and the 2023 Annual Report are available at: www.generationsbancorpny.com/annual-meeting.

Sincerely,

Angela M. Krezmer
President and Chief Executive Officer

GENERATIONS BANCORP NY, INC.

20 East Bayard Street

Seneca Falls, New York 13148

(315) 568-5855

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 16, 2024

Notice is hereby given that the 2024 Annual Meeting of Stockholders of Generations Bancorp NY, Inc. (“Generations Bancorp”) will be held at our Corporate Headquarters located at 20 East Bayard Street, Seneca Falls, New York at 1:00 p.m., Eastern time, on Thursday, May 16, 2024.

A Proxy Card and Proxy Statement for the annual meeting are enclosed. The annual meeting is for the purpose of considering and acting upon:

1.the election of three Directors;

2.	the ratification of the appointment of Bonadio & Co., LLP as independent registered public accounting firm for the year ending December 31, 2024; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on April 1, 2024 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF GENERATIONS BANCORP A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.

By Order of the Board of Directors,

Lori M. Parish
Corporate Secretary

Seneca Falls, New York
April 12, 2024

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2023 ARE EACH AVAILABLE ON THE INTERNET AT WWW.GENERATIONSBANCORPNY.COM/ANNUAL-MEETING.

PROXY STATEMENT

Generations Bancorp NY, Inc.

20 East Bayard Street

Seneca Falls, New York 13148

(315) 568-5855

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 16, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Generations Bancorp NY, Inc. (“Generations Bancorp”) to be used at the Annual Meeting of Stockholders, which will be held at our Corporate Headquarters located at 20 East Bayard Street, Seneca Falls, New York on Thursday, May 16, 2024 at 1:00 p.m., Eastern time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 12, 2024.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Generations Bancorp will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominees for Directors named herein, and “FOR” the ratification of the appointment of Bonadio as our independent registered public accounting firm for the year ending December 31, 2024.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of Generations Bancorp at the address shown above, by filing a duly executed proxy bearing a later date on the enclosed proxy card or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of the Company’s shares of common stock, par value $0.01 per share, as of the close of business on April 1, 2024 are entitled to one vote for each share then held. As of April 1, 2024, there were 2,241,801 shares of common stock issued and outstanding.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit.  The Company’s Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

Quorum

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees; (ii) to WITHHOLD for ALL nominees; or (iii) to vote FOR ALL EXCEPT one or more of the nominees. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of Directors to be elected at the annual meeting.

As to the ratification of the appointment of Bonadio as our independent registered public accounting firm for the year ending December 31, 2024, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by a majority of the votes represented at the annual meeting and entitled to vote on the matter. Broker non-votes will not affect the outcome of the vote, and abstentions will have the same effect as votes against.

Participants in the Generations Bank Employee Stock Ownership Plan and 401(k) Plan

If you are a participant in the Generations Bank Employee Stock Ownership Plan (the “ESOP”) or a participant in the Generations Bank 401(k) Plan (the “401(k) Plan”) that holds shares of common stock in the 401(k) Plan, you will receive a vote authorization form that reflects all shares you may direct the trustee to vote on your behalf under the ESOP and/or 401(k) Plan. Under the terms of the ESOP and the 401(k) Plan, the ESOP trustee and the 401(k) Plan trustee votes all shares held by the ESOP and the 401(k) Plan, but each ESOP and 401(k) Plan participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Generations Bancorp common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions and the 401(k) Plan trustee will vote all shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instruction cards for the ESOP and the 401(k) Plan is May 9, 2024.

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of April 1, 2024, the shares of common stock beneficially owned by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock.

	Amount of Shares		Percent of Shares
	Owned and Nature of		of Common Stock
Name And Address of Beneficial Owners	Beneficial Ownership (1)		Outstanding

Stilwell Activist Fund, L.P.	243,606	(2)	10.9%
Stilwell Activist Investments, L.P
Stilwell Partners, L.P.
Stilwell Value LLC
Joseph Stilwell
111 Broadway, 12th Floor
New York, NY 10006

Delaware Charter Guarantee & Trust Company	232,531		10.4%
dba Principal Trust Company as Directed Trustee
for the Generations Bank 401(k) Plan and
Generations Bank Employee Stock Ownership Plan
1013 Centre Road, Suite 300
Wilmington, DE 19805

AllianceBernstein L.P.	217,267	(3)	9.7%
1345 Avenue of the Americas
New York, NY 10105

Susan I. Case	129,765	(4)	5.8%
c/o Generations Bank
20 East Bayard Street
Seneca Falls, NY 13148

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Generations Bancorp common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from April 1, 2024. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of Generations Bancorp common stock.
(2)	Based on Schedule 13D filed jointly with the SEC on October 8, 2021 by Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, LP, Stilwell Value LLC and Joseph Stilwell.
(3)	Based on an Amended Schedule 13G filed with the SEC on February 14, 2024 by AllianceBernstein LP.
(4)	Spouse of deceased former President and Chief Executive Officer, Menzo D. Case. The Company reasonably believes based on previous SEC filings for Mr. Case that ownership includes 36,939 shares that can be acquired pursuant to stock options within 60 days of April 1, 2024.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of nine members. Our bylaws provide that Directors are divided into three classes as nearly equal in number as possible, with one class of Directors elected annually. Three Directors have been nominated for election at the annual meeting. The Board of Directors has nominated James E. Gardner, Bradford M. Jones, and Gerald Macaluso, each to serve as a Director for a three-year term ending in 2027 and in each case until their respective successors shall have been elected and qualified. All nominees have agreed to serve as a Director if elected.

The Board of Directors recommends a vote “FOR” each of the nominees listed in this Proxy Statement.

The table below sets forth certain information regarding the nominees, the other continuing members of our Board of Directors, and our executive officers who are not Directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Each of the nominees is a current Board member. There are no arrangements or understandings between any nominee or continuing Directors and any other person pursuant to which such nominee or continuing Directors was selected. Age information is as of April 1, 2024, and an individual’s service as a Director includes service with Generations Bank.

						Shares
	Positions(s) Held With			Term To		Beneficially	Percent of
Name	Generations Bancorp	Age(1)	Director Since(2)	Expire In		Owned(3)	Class

NOMINEES
James E. Gardner	Director	59	2018	2024	(4)	5,214	*
Bradford M. Jones	Chairman of the Board	72	1996	2024	(5)	34,494	1.5%
Gerald Macaluso	Director	72	2004	2024	(6)	3,214	*

CONTINUING BOARD MEMBERS
Dr. Jose A. Acevedo	Vice Chairman of the Board	60	2017	2025	(7)	4,316	*
Cynthia S. Aikman	Director	61	2018	2025	(8)	7,374	*
Angela M. Krezmer	President, Chief Executive Officer, Chief Financial Officer, and Director	38	2023	2025	(9)	20,556	*
Dr. Frank J. Nicchi	Director	72	2006	2026	(10)	10,842	*
Alicia H. Pender	Director	66	2023	2026		1,000	*
Vincent P. Sinicropi	Director	69	1999	2026	(11)	12,196	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Anthony G. Cutrona	SVP, Chief Banking Officer	62	N/A	N/A	(12)	25,017	1.1%
Derek M. Dyson	SVP, Chief Information Officer	34	N/A	N/A	(13)	15,503	*

All Directors and executive officers as a group (11 persons)							6.2%

* Less than 1%.

(1)As of April 1, 2024.
(2)	Includes service with Generations Bank and Generations Bancorp.
(3)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Generations Bancorp common stock if he or she has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from April 1, 2024. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of Generations Bancorp common stock.
(4)	Includes 886 shares of unvested restricted stock and 1,108 shares that can be acquired pursuant to stock options within 60 days of April 1, 2024.
(5)	Includes 24,515 shares held in the Directors Retirement Plan, 886 shares of unvested restricted stock, and 1,108 shares that can be acquired pursuant to stock options within 60 days of April 1, 2024.
(6)	Includes 886 shares of unvested restricted stock and 1,108 shares that can be acquired pursuant to stock options within 60 days of April 1, 2024.
(7)	Includes 886 shares of unvested restricted stock and 1,108 shares that can be acquired pursuant to stock options within 60 days of April 1, 2024.
(8)	Includes 2,658 shares held in the Directors Retirement Plan, 886 shares of unvested restricted stock, and 1,108 shares that can be acquired pursuant to stock options within 60 days of April 1, 2024.
(9)	Includes 9,457 shares of unvested restricted stock, 1,584 shares in Ms. Krezmer’s 401(k) account, 541 shares in Ms. Krezmer’s employee stock ownership plan account, and 5,910 shares that can be acquired pursuant to stock options within 60 days of April 1, 2024.
(10)	Includes 6,630 shares held in the Directors Retirement Plan, 886 shares of unvested restricted stock, and 1,108 shares that can be acquired pursuant to stock options within 60 days of April 1, 2024.
(11)	Includes 9,980 shares held in Mr. Sinicropi’s individual retirement account, 886 shares of unvested restricted stock, and 1,108 shares that can be acquired pursuant to stock options within 60 days of April 1, 2024.
(12)	Includes 9,457 shares of unvested restricted stock, 5,879 shares in Mr. Cutrona’s 401(k) account, 1,407 shares in Mr. Cutrona’s employee stock ownership plan account, and 5,910 shares that can be acquired pursuant to stock options within 60 days of April 1, 2024.
(13)	Includes 4,728 shares of unvested restricted stock, 1,878 shares held in Mr. Dyson’s supplemental executive retirement plan, 3,534 shares in Mr. Dyson’s 401(k) account, 1,225 shares in Mr. Dyson’s employee stock ownership plan account, and 2,955 shares that can be acquired pursuant to stock options within 60 days of April 1, 2024.

The business experience for the past five years of each of our Directors, nominees, and executive officers is set forth below. With respect to Directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a Director.

Nominees

James E. Gardner is the Vice President/Commercial Operations for The Barden & Robeson Corporation in Middleport, New York, where he has been employed since 1992. Mr. Gardner was appointed to the board in 2018 in connection with our merger with Medina Savings and Loan Association.  He currently serves as a board member for the Medina Knights of Columbus and is a member of the Medina Lion’s Club. He frequently represents Barden Building Systems at Buffalo Niagara Builders Association and Structural Building Components Association events.

Mr. Gardner’s connections to the local business community in Orleans County makes him a valuable resource for the Board of Directors.

Bradford M. Jones is retired. He has served as Chairman of the Board of Directors since 2018. Prior to his retirement in 2012, from 2008 until 2012, Mr. Jones was General Manager of Thruway Fasteners, Liverpool, New York, and from 1975 until 2007 served in positions of increasing importance at ITT - Goulds Pumps, Auburn Operations (New York). Mr. Jones also served as Mayor for the Village of Seneca Falls, New York from 1996 to 2000. Mr. Jones’ past Board affiliations include Seneca County United Way, Seneca County IDA (Chairman), Finger Lakes Health, Seneca Falls Country Club, and St. Patrick’s Parish Finance Committee.

Mr. Jones’ contacts in the local business and government communities and management experience make him a valuable resource for the Board of Directors.

Gerald Macaluso is retired. Prior to his retirement in 2012, Mr. Macaluso was Principal at DeSales High School in Geneva, New York and, from 1998 until 2008, was Superintendent for Seneca Falls Central School District, New York. Mr. Macaluso is active in civic and cultural matters in the community. He serves as treasurer for the Seneca Falls Education Foundation, is a member of the Seneca Falls Rotary Club, serves as an Ombudsman for LifeSpan/Rochester and is a driver for Meals on Wheels/Seneca County. Additionally, Mr. Macaluso volunteers on the Finance Committee for St. Francis/St. Clare Catholic Parish and is Vice President and serves on the Board of Directors for Catholic Charities of the Finger Lakes.

Mr. Macaluso’s contacts in the local business community and management experience make him a valuable resource for the Board of Directors.

Continuing Directors

Dr. Jose A. Acevedo is the President and Chief Executive Officer of Finger Lakes Health in Geneva and Finger Lakes Health College of Nursing & Health Sciences, positions he has held since 2010. Dr. Acevedo joined Finger Lakes Health in 2004 as VP of Medical Affairs and Chief Medical Officer. Dr. Acevedo is active in civic and community affairs through his participation in Geneva 2020 and is the immediate past Chair for the New York State Healthcare Association. Additionally, past service includes the Independent Judicial Election Qualification Commission, Boys & Girls Club of Geneva Community Center Advisory Council and the Salvation Army Advisory Board, as well as service on the board of Keuka College in Keuka Park, New York.

Dr. Acevedo’s contacts in the local business and healthcare community and management experience make him a valuable resource for the Board of Directors.

Cynthia S. Aikman, MPA is self-employed as a Consulting Business Development Specialist. She has served as a Legislator for Cayuga County, New York from 2009 to 2013, an instructor at Onondaga Community College, and currently serves as the Vice Chair of the Cayuga Economic Development Agency. Ms. Aikman is also the Founder and Trustee of the Cayuga Women’s Business Trust Fund.

Ms. Aikman’s contacts in local business and government communities as well as her legislative experience make her a valuable resource for the Board of Directors.

Angela M. Krezmer is our President, Chief Executive Officer, and Chief Financial Officer. She was appointed President and Chief Executive Officer in November 2023 and has served as Chief Financial Officer since June 2021. Prior to this appointment, from June 2020 until June 2021, Ms. Krezmer served as Chief Financial Officer of Prosper Bank, Coatesville, Pennsylvania. Prior to that role, Ms. Krezmer served for more than a decade at Fairport Savings Bank, Fairport, New York where she held various positions including Chief Financial Officer.  Ms. Krezmer holds a Bachelor of Science in Accounting from Rochester Institute of Technology and is a graduate of the American Bankers Association Stonier Graduate School of Banking program. Ms. Krezmer currently serves as Treasurer for Habitat for Humanity of Seneca County.

Ms. Krezmer’s knowledge of the banking industry, our market area, and the day-to-day operations of Generations Bancorp and Generations Bank make her a valuable resource for the Board of Directors.

Dr. Frank J. Nicchi is retired. Prior to his retirement in August 2017, Dr. Nicchi was President of the former New York Chiropractic College (now Northeast College of Health Sciences) in Seneca Falls, New York, a position he held from 2000 until his retirement. Dr. Nicchi also served on the Board of the Association of Chiropractic Colleges (“ACC”), a consortium of 19 chiropractic colleges located in the United States, Canada, and New Zealand during his term as president of the College.

Dr. Nicchi’s contacts in the local business community and management experience make him a valuable resource for the Board of Directors.

Alicia H. Pender is the Director of Finance at Sisters of St. Joseph of Rochester, a position she has held since 1991. Ms. Pender has over 40 years of experience in accounting and finance. Prior to her position at Sisters of St. Joseph she served as a Senior Manager at KPMG as well as a Controller of a Mortgage Banking company. Additionally, she has served on another publicly traded bank Board as the chair of the Audit Committee. She is an inactive certified public accountant.

Ms. Pender’s accounting and finance experience make her a valuable resource to the Board of Directors.

Vincent P. Sinicropi is retired. Prior to his retirement in 2023, Mr. Sinicropi operated his own CPA practice in Seneca Falls, New York. He is a former partner in the CPA firm of EFP Rotenberg LLP, based in Rochester, New York. Prior to that he was a partner in the CPA firm of Sinicropi & Healy, LLP and its predecessors for over 20 years before the merger of the firm with EFP Rotenberg LLP in 2011. He is a member of the AICPA and the New York State Society of CPAs. Throughout his career, Mr. Sinicropi served on the boards and committees of various not-for-profit organizations.

Mr. Sinicropi’s experience as a certified public accountant and his contacts in the local business community make him a valuable resource to the Board of Directors.

Executive Officers Who are Not Directors

Anthony G. Cutrona is our Chief Banking Officer, a position he has held since December 2016. Prior to this appointment he served as a Retail Sales Executive with Five Star Bank beginning in April 2011.  Prior to that role, he was a Senior Business Banking Relationship Manager and Manager of the Business & Professional Banking Center for M&T Bank.  Mr. Cutrona holds a Bachelor of Arts in Communication/Management with concentrations in Marketing & Sales and is a graduate of the American Bankers Association Stonier Graduate School of Banking program.

Derek M. Dyson is our Chief Information Officer, a position he has held since March 2022. Prior to this appointment, from June 2012 until March 2022, Mr. Dyson served in various roles internally. Mr. Dyson holds a Bachelor of Science in Financial Market Regulation, with concentrations in both General Informatics as well as Economics from The University at Albany.

Board Independence

The Board of Directors has determined that each of our Directors, other than Angela M. Krezmer, is considered independent under the Nasdaq Stock Market corporate governance listing standards. Ms. Krezmer is not considered independent because she is an executive officer of Generations Bank and Generations Bancorp. In determining the independence of our Directors, the Board of Directors considered relationships between Generations Bank and our Directors that are not required to be reported under “ − Transactions With Certain Related Persons,” below.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Bradford M. Jones, who is an independent Director. We believe this ensures a greater role for the independent Directors in the oversight of Generations Bancorp and Generations Bank and active participation of the independent Directors in setting agendas and establishing priorities and procedures for the work of the Board.

To further assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

•a majority of independent Directors;

•periodic meetings of the independent Directors; and

•	annual performance evaluations of the President and Chief Executive Officer by the independent Directors.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect Generations Bancorp. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within Generations Bancorp. The Board of Directors of Generations Bank also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of Generations Bancorp and Generations Bank such as lending, risk management, asset/liability management, investment management, and others.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934.  The Company’s executive officers and Directors and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Company’s common stock.  SEC rules require disclosure in the Company’s Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, Director or 10% beneficial owner to file such forms on a timely basis.  Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments that we received with respect to transactions during the year ended December 31, 2023, we believe that all such forms were filed on a timely basis.

Code of Ethics for Senior Officers

Generations Bancorp has adopted a Code of Ethics for Senior Officers that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at www.generationsbancorpny.com. There were no amendments or waivers to the Code of Ethics for Senior Officers during 2023.

Attendance at Annual Meetings of Stockholders

Generations Bancorp does not have a written policy regarding Directors attendance at annual meetings of stockholders, although Directors are expected to attend these meetings absent unavoidable scheduling conflicts. All of our then Directors attended our 2023 annual meeting.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual Director may do so by writing to: Generations Bancorp 20 East Bayard Street, Seneca Falls, New York 13148, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual Directors, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about Generations Bancorp or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal, or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Meetings and Committees of the Board of Directors

The business of Generations Bancorp is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Generations Bancorp are the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee.

During 2023, the Board of Directors of Generations Bancorp and Generations Bank held 12 regular meetings and one special meeting. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which the Director has been a Director); and (ii) the total number of meetings held by all committees on which the Director served (during the periods that the Director served).

Audit Committee. The Audit Committee is comprised of Directors Aikman, Gardner, Jones, Pender, and Sinicropi, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. Mr. Sinicropi serves as chair of the Audit Committee. The Board of Directors has determined that Director Sinicropi qualifies as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.generationsbancorpny.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Generations Bancorp and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met six times during the year ended December 31, 2023.

Compensation Committee. The Compensation Committee is comprised of Directors Aikman, Jones, Macaluso, and Nicchi. Director Jones serves as chair of the Compensation Committee. Each member is considered “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. The Compensation Committee met three times during the year ended December 31, 2023.

With regard to compensation matters, the Compensation Committee’s primary purposes are to discharge the Board’s responsibilities relating to the compensation of the Chief Executive Officer and other executive officers, to oversee Generations Bancorp’s compensation and incentive plans, policies and programs, and to oversee Generations Bancorp’s management development and succession plans for executive officers. The Chief Executive Officer will not be present during any committee deliberations or voting with respect to her compensation. The Compensation Committee may form and delegate authority and duties to subcommittees as it deems appropriate.

The Compensation Committee operates under a written charter which is available on our website at www.generationsbancorpny.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that encourages the achievement of long-range objectives and builds long-term value for our stockholders.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Generations Bancorp, and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the President and Chief Executive Officer with respect to the compensation of executive officers other than the President and Chief Executive Officer.

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of Directors Aikman, Jones, Macaluso, and Nicchi, each of whom is considered “independent” as defined in the Nasdaq corporate governance listing standards. Director Jones serves as the chairman of the Committee. The Board of Directors has adopted a written charter for the Committee. The Corporate Governance and Nominating Committee charter is posted on the Company website: www.generationsbancorpny.com. The Corporate Governance and Nominating Committee met three times during the year ended December 31, 2023.

The functions of the Corporate Governance and Nominating Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select Director nominees to be presented for stockholder approval;

•to review and monitor compliance with the requirements for board independence;

•	to review the committee structure and make recommendations to the Board regarding committee membership; and

•to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Corporate Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for Director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third-party to assist in the identification of Director nominees. The Corporate Governance and Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has personal and professional ethics and integrity;
•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;
•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;
•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;
•	satisfies the Director qualifications set forth in the Company’s bylaws;
•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and the Company’s stockholders; and
•	has the capacity and desire to represent the balanced, best interests of the Company’s stockholders as a group, and not primarily a special interest group or constituency.

In addition, the Corporate Governance and Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of the Company’s Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an Audit Committee financial expert.

The Board of Directors does not have a formal policy or specific guidelines regarding diversity among board members. However, the Board of Directors seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks Directors who can continue to strengthen Generations Bank’s position in its community and can assist Generations Bank with business development through business and other community contacts.

Nominating Procedures.

The Board of Directors may consider qualified candidates for Directors suggested by our stockholders. Stockholders can suggest qualified candidates for Directors by writing to our Corporate Secretary at 20 East Bayard Street, Seneca Falls, New York 13148. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to Generations Bancorp’s Corporate Secretary and such communication must include:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;
•	The name and address of the stockholder as they appear on Generations Bancorp’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;
•	The class or series and number of shares of Generations Bancorp’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;
•

A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;
•	The name, age, personal and business address of the candidate, and the principal occupation or employment of the candidate;
•	The candidate’s written consent to serve as a Director;
•

A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on Generations Bancorp’s Board of Directors; and

•

Such other information regarding the candidate or the stockholder as would be required to be included in Generations Bancorp’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

To be timely, the submission of a candidate for Director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If (i) less than 90 days’ prior to public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Corporate Secretary of Generations Bancorp no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the Securities and Exchange Commission, or on a website maintained by Generations Bancorp) of the date of the annual meeting is first made.

Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the bylaws of Generations Bancorp. See “Stockholder Proposals and Nominations.”

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2023.
•	We have discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301.
•

We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Generations Bancorp specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Vincent P. Sinicropi (Chairman)

Cynthia S. Aikman

James E. Gardner

Bradford M. Jones

Alicia H. Pender

Transactions with Certain Related Persons

Federal law generally prohibits publicly traded companies from making loans to their executive officers and Directors, but it contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as Generations Bank, to their executive officers and Directors in compliance with federal banking regulations. At December 31, 2023, all of our loans to Directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Generations Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at December 31, 2023, and were made in compliance with federal banking regulations.

Employee, Officer, and Director Hedging

Our Insider Trading Policy generally prohibits, for all of our Directors and executive officers, and any other employee with access to material non-public information, the hedging of our stock and the pledging of our stock.

Executive Compensation

Summary Compensation Table

The following table provides the total compensation earned by or paid to the Named Executive Officers for the years ended December 31, 2023 and 2022.

						All Other
			Stock	Options	Discretionary	Compensation
Name and Principal Position	Year	Salary ($)	Awards ($)(1)	Awards ($)(2)	Bonus ($)	($)(5)	Total ($)
Menzo D. Case(3)	2023	323,659	—	—	—	63,508	387,167
Former President and Chief Executive Officer	2022	317,636	171,390	126,701	—	46,447	662,174

Angela M. Krezmer	2023	250,000	—	—	—	16,082	266,082
President, Chief Executive Officer, and Chief Financial Officer	2022	169,842	137,124	101,360	—	8,015	416,341

Anthony G. Cutrona	2023	172,200	—	—	10,000	15,056	197,256
SVP, Chief Banking Officer	2022	151,938	137,124	101,360	—	9,782	400,204

Derek M. Dyson(4)	2023	154,000	—	—	—	11,297	165,297
SVP, Chief Information Officer

(1)	Reflects the aggregate grant date fair value for restricted stock awards computed in accordance with FASB ASC Topic 718, based on the closing price of Generations Bancorp’s common stock on the grant date. Restricted stock awards vest in five approximate equal installments from the date of grant. Assumptions used in the calculations of these amounts are included in Note 15 to our audited financial statements in our Annual Report on Form 10-K filed with the SEC on April 1, 2024. Since all awards vest after the year in which they were granted, none of the Named Executive Officers recognized any income from the awards in the year they were made.
(2)	The grant date fair value of the option awards have been computed in accordance with FASB ASC Topic 718. Assumptions used in the calculations of these amounts are included in Note 15 to our audited financial statements in our Annual Report on Form 10-K filed with the SEC on April 1, 2024. Stock option awards vest in five approximate equal installments from the date of the grant. The actual realized value of the stock options, if any, will depend on the extent to which the market value of Generations Bancorp’s common stock exceeds the exercise price of the stock options on the exercise date. Accordingly, there is no assurance that the realized value will be at or near the estimated value reflected in the table.
(3)	Menzo D. Case passed away on October 13, 2023.
(4)	Mr. Dyson was a Named Executive Officer for the first time in 2023. Pursuant to SEC rules, compensation for the prior years is not required to be reported.
(5)	The compensation represented by the amounts for 2023 set forth in the All Other Compensation column for Named Executive Officers is detailed in the following table:

All Other Compensation
		Employer				Payment
		Contributions				for
		To 401 (k) Plan				Unused	Total All
	ESOP	and HSA		Life	SERP	Vacation	Other
	Contribution	Contribution	Automobile	Insurance	Contribution	Time	Compensation
Name	($)(1)	($)	($)	($)	($)	($)	($)
Menzo D. Case	4,817	7,189	2,755	1,610	29,088	18,049	63,508
Angela M. Krezmer	3,093	3,645	750	1,623	—	6,971	16,082
Anthony G. Cutrona	2,890	6,497	—	1,529	—	4,140	15,056
Derek M. Dyson	2,282	3,855	—	1,385	2,300	1,475	11,297

(1)	ESOP allocations for the year ended December 31, 2023 were 475 shares for Mr. Case, 305 shares for Ms. Krezmer, 285 shares for Mr. Cutrona, and 225 shares for Mr. Dyson. The ESOP value in the table below is based on Generations Bancorp’s closing stock price as of December 31, 2023 of $10.14 per share.

Outstanding Equity Awards at Year End. The following table sets forth information with respect to outstanding equity awards as of December 31, 2023 for the Named Executive Officers.

	Option Awards					Stock Awards
Equity
			incentive plan			Number	Market
			awards:			of shares	value of
	Number of	Number of	number of			or units	shares or
	securities	securities	securities			of stock	units of
	underlying	underlying	underlying			that	stock that
	unexercised	unexercised	unexercised	Option	Option	have not	have not
	options (#)	options (#)	unearned	Exercise	Expiration	vested	vested
Name	exercisable(1)	unexercisable(1)	options (#)	Price ($)	Date	#(2)	#(3)
Menzo D. Case(4)	36,939	—	—	$11.60	10/13/2024	—	—
Angela M. Krezmer	5,910	23,641	—	$11.60	06/14/2032	9,457	95,894
Anthony G. Cutrona	5,910	23,641	—	$11.60	06/14/2032	9,457	95,894
Derek M. Dyson	2,955	11,821	—	$11.60	06/14/2032	4,728	47,942

(1)	Options vest in five equal annual installments commencing on June 14, 2023.
(2)	Stock awards vest in five equal annual installments commencing on June 14, 2023.
(3)	Based on the $10.14 per share trading price of Generations Bancorp common stock on December 31, 2023.
(4)	Menzo D. Case passed away on October 13, 2023 and pursuant to the terms of the equity incentive plan awards all non-vested restricted stock awards and stock option awards became fully vested on the date of his death.

Benefit Plans and Agreements

Amended and Restated Employment Agreement with Angela M. Krezmer. In connection with Angela M. Krezmer’s promotion to President, Chief Executive Officer, and Chief Financial Officer. Generations Bank entered into an amended and restated employment agreement with Angela M. Krezmer effective December 18, 2023. Commencing on the first anniversary of the agreement and on each subsequent anniversary thereafter, the agreement will be renewed for an additional year so that the remaining term will be three years for the agreement, unless a notice is provided to the executive that the agreement will not renew.

The current base salary for Ms. Krezmer is $275,000. The Executive’s base salary will be reviewed at least annually to determine whether an increase is appropriate.  In addition to base salary, the Executive is entitled to participate in bonus and incentive programs and benefit plans available to management employees and will be reimbursed for all reasonable travel and other business expenses incurred in the performance of her duties.

The Bank may terminate the Executive’s employment for “cause” (as defined in the Agreement) at any time, in which event the Executive would have no right to receive compensation or other benefits for any period after termination of employment.  Certain events resulting in the Executive’s termination or resignation entitle the Executive to payments of severance benefits following termination of employment.  In the event of the Executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the Executive resigns for “good reason” (as defined in the Agreement), then the Executive would be entitled to a severance payment in the form of a cash lump sum equal to one and one-half times the sum of (i) the highest annual base salary paid to Executive at any time under the Agreement, and (ii) the greater of (x) the average annual cash bonus paid to Executive with respect to the three (3) completed fiscal years prior to the event of termination, or (y) the cash bonus paid to the Executive with respect to the fiscal year ended prior to the event of termination. In addition, the Executive will receive, at no expense to the Executive, continued life insurance coverage and non-taxable medical and dental insurance coverage for 18 months, or if the coverage is not permitted by applicable law or if providing the benefits would subject the Bank to penalties, the Executive will receive a cash lump sum payment equal to the value of the benefits.

In the event of a change in control of the Bank or the Company, followed by Executive’s involuntary termination other than for cause, disability or retirement, or resignation for one of the reasons set forth above, the Executive would be entitled to a severance payment in the form of a cash lump sum equal to three times the sum of (i) the highest rate of base salary paid to the Executive at any time under the Agreement, and (ii) the highest cash bonus paid to the Executive with respect to the three (3) completed fiscal years prior to the change of control.  In addition, the Executive would become entitled, at no expense to the Executive, to the continuation of life insurance and non-taxable medical and dental coverage for thirty-six (36) months following her termination of employment, or if the coverage is not permitted by applicable law or if providing the benefits would subject the Bank to penalties, the Executive will receive a cash lump sum payment equal to the value of the benefits.

The Agreement also provides certain death and disability benefits.

Upon termination of the Executive’s employment (other than following a change in control), the Executive will be subject to certain restrictions on her ability to compete or to solicit business or employees of the Bank and the Company for a period of one year following termination of employment.  The Agreement also includes provisions protecting the Company’s and Bank’s confidential business information.

Employment Agreement with Anthony G. Cutrona. Generations Bank entered into an employment agreement with Chief Banking Officer Anthony G. Cutrona effective January 31, 2022. Commencing on the first anniversary of the agreement and on each subsequent anniversary thereafter, the agreement will be renewed for an additional year so that the remaining term will be two years for the agreement, unless a notice is provided to the executive that the agreement will not renew.

The current base salary for Mr. Cutrona is $172,200. The Executive’s base salary will be reviewed at least annually to determine whether an increase is appropriate.  In addition to base salary, the Executive is entitled to participate in bonus and incentive programs and benefit plans available to management employees and will be reimbursed for all reasonable travel and other business expenses incurred in the performance of his duties.

The Bank may terminate the Executive’s employment for “cause” (as defined in the Agreement) at any time, in which event the Executive would have no right to receive compensation or other benefits for any period after termination of employment.  Certain events resulting in the Executive’s termination or resignation entitle the Executive to payments of severance benefits following termination of employment.  In the event of the Executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the Executive resigns for “good reason” (as defined in the Agreement), then the Executive would be entitled to a severance payment in the form of a cash lump sum equal to one and one-half times the sum of (i) the highest annual base salary paid to Executive at any time under the Agreement, and (ii) the greater of (x) the average annual cash bonus paid to Executive with respect to the three (3) completed fiscal years prior to the event of termination, or (y) the cash bonus paid to the Executive with respect to the fiscal year ended prior to the event of termination. In addition, the Executive will receive, at no expense to the Executive, continued life insurance coverage and non-taxable medical and dental insurance coverage for 18 months, or if the coverage is not permitted by applicable law or if providing the benefits would subject the Bank to penalties, the Executive will receive a cash lump sum payment equal to the value of the benefits.

In the event of a change in control of the Bank or the Company, followed by Executive’s involuntary termination other than for cause, disability or retirement, or resignation for one of the reasons set forth above, the Executive would be entitled to a severance payment in the form of a cash lump sum equal to two times the sum of (i) the highest rate of base salary paid to the Executive at any time under the Agreement, and (ii) the highest cash bonus paid to the Executive with respect to the three (3) completed fiscal years prior to the change of control.  In addition, the Executive would become entitled, at no expense to the Executive, to the continuation of life insurance and non-taxable medical and dental coverage for thirty-six (36) months following his termination of employment, or if the coverage is not permitted by applicable law or if providing the benefits would subject the Bank to penalties, the Executive will receive a cash lump sum payment equal to the value of the benefits.

The Agreement also provides certain death and disability benefits.

Upon termination of the Executive’s employment (other than following a change in control), the Executive will be subject to certain restrictions on his ability to compete or to solicit business or employees of the Bank and the Company for a period of one year following termination of employment.  The Agreement also includes provisions protecting the Company’s and Bank’s confidential business information.

Change in Control Agreement with Derek M. Dyson. Generations Bank entered into a change in control agreement with Derek M. Dyson in December 2023.  The agreement provides that in the event of a change in control of the Company or the Bank, the executive will receive a severance payment, paid in a lump sum, equal to: (i) one and one-quarter (1.25) times the executive’s base salary as of the date of a change in control, and (ii) one and one-quarter (1.25) times the highest rate of cash bonus awarded to executive during the prior three years. In addition, the executive will be entitled to continued medical and dental coverage for fifteen (15) months, at no cost to the executive.  The severance benefit may be reduced if the severance benefits result in “excess parachute payments” under Section 280G of the Internal Revenue Code.

Employment Agreement with Menzo D. Case.  Pursuant to the terms of Menzo D. Case’s employment agreement, and as a result of his death on October 13, 2023, his beneficiaries will receive his base salary for one year from the date of his death, and medical, dental, and other insurance benefits will be provided to his dependents for one year.

Amended and Restated Directors Retirement Plan.  Generations Bank sponsors a deferred compensation plan for Directors.  Under the plan, eligible Directors may elect to defer receipt of all or a portion of their compensation by filing a written election with the plan administrator in the year prior to the year of deferral.  Benefits under the plan commence upon the participant’s separation from service as a Director, and may be paid in the form of a lump sum, or in quarterly or annual installments over a period of up to 10 years.  Participants may elect separate distribution forms or schedules on a year by year basis with respect to compensation covered by deferral elections for such years.  Additionally, Generations Bank will make an annual contribution to each participant’s account each year (assuming the participant has not had a separation from service) ending the year in which the participant attains age 75.  Such contribution is determined by the Board of Directors at the time the participant becomes eligible to participate in the plan. The plan is a nonqualified plan intended to comply with Section 409A of the Internal Revenue Code, and will be administered and construed in all respects in order to comply with such intent.

Supplemental Executive Retirement Plans.  Pursuant to the terms of a supplemental executive retirement plan entered into by and between Generations Bank and Menzo D. Case, and as a result of his death on October 13, 2023, Mr. Case’s beneficiary will be entitled to his account balance.

Generations Bank has entered into a supplemental executive retirement plan with Derek Dyson.  Under the terms of the plan, Mr. Dyson is entitled to the value of his account balance upon termination of employment or death.  Generations Bank credited Mr. Dyson’s account balance $19,000 as of December 31, 2023 and will make an additional contribution of $2,300 in each subsequent year through December 31, 2055 to Mr. Dyson’s plan account balance provided that Mr. Dyson is employed with Generations Bank on the date of such contribution.  In the event of a change in control, Generations Bank shall make a contribution to Mr. Dyson’s account in the amount equal to the present value of any remaining annual contributions.  Mr. Dyson’s account shall be distributed to the participant within thirty (30) days of the date of the participant’s separation from service in a lump sum, in accordance with the participant’s election upon the participant’s initial eligibility.

401(k) Plan.  Generations Bank maintains the Generations Bank 401(k) Plan (“401(k) Plan”).  Employees who have attained age 18 and completed 90 days of service are eligible to participate in the 401(k) Plan.  Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis or post-tax basis (via Roth), up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code.  For 2024, the salary deferral contribution limit is $23,000, provided, however, that a participant over age 50 may contribute an additional $7,500, for a total contribution of $30,500.  If a participant has completed 1,000 hours of service within a 12-month period, Generations Bank matches 25% of participant salary deferrals up to 15% of a participant’s annual compensation.  Generally, unless the participant elects otherwise, the participant’s account balance will be distributed as a result of his or her termination of employment with Generations Bank.  Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options.

Frozen Defined Benefit Pension Plans.  Generations Bank maintains two defined benefit pension plans for eligible employees, both of which are frozen.  The Generations Bank Pension Plan accrues benefits for eligible employees of Generations Bank that were hired prior to October 1, 2016 and The Retirement Plan of Medina Savings & Loan Association Pension Plan covers former eligible employees hired prior to June 1, 2018 of Medina Savings & Loan Association, which merged with Generations Bank in October 2018. At December 31, 2023, the accumulated benefit obligation for the Generations Bank Pension Plan and for The Retirement Plan of Medina Savings & Loan Association Pension Plan was $8.5 million and $2.4 million, respectively.

Employee Stock Ownership Plan.  Generations Bank maintains an employee stock ownership plan (“ESOP”), a tax-qualified defined contribution retirement plan, for all eligible employees.  Employees (age 21 and above) of Generations Bank who have been credited with 1,000 hours of service during a continuous 12-month period are eligible to participate in the ESOP.  In January 2021, the ESOP purchased 109,450 shares of Generations Bancorp common stock sold in the mutual to stock second step offering and funded its stock purchase with a loan from Generations Bancorp equal to the aggregate purchase price of the common stock.  The loan will be repaid principally through Generations Bank’s contribution to the ESOP and dividends payable on common stock held by the ESOP over the anticipated 25-year term of the loan.  The interest rate for the ESOP loan is fixed at a rate of 3.25%.

2022 Equity Incentive Plan. On May 19, 2022, the stockholders of Generations Bancorp approved the 2022 Equity Incentive Plan (the “Equity Plan”) which provides for the grant of stock based awards to its Directors and executive officers of Generations Bancorp and Generations Bank. The Equity Plan authorizes the issuance or delivery of up to 206,860 shares of Generations Bancorp common stock pursuant to grants of restricted stock awards, incentive stock options, and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of the options is 147,757 (all of which may be granted as incentive stock options).

The Equity Plan is administered by members of the Compensation Committee who are “Disinterested Board Members” as defined in the Plan. The Compensation Committee has the authority and discretion to select the persons who will receive the awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the Equity Plan; and interpret the Equity Plan. The Equity Plan also permits the Compensation Committee to delegate all or any portion of its responsibilities and powers.

Our executive officers and outside directors are eligible to receive awards under the Equity Plan. Awards may be granted in a combination of restricted stock awards, incentive stock options, and non-qualified stock options. The exercise price of the stock options granted under the Equity Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee. Stock awards under the Equity Plan will be granted only in whole shares of common stock. All restricted stock and stock option grants will be subject to conditions established by the Compensation Committee that are set forth in the award agreement.

Directors Compensation

The following table sets forth for the year ended December 31, 2023 the total remuneration we paid to non-employee Directors of Generations Bancorp and/or Directors of Generations Bank.  Ms. Krezmer does not receive additional compensation for service as a Director.

	Fees Earned
	or
Name	Paid in Cash	Total
Dr. Jose A. Acevedo	$39,600	$39,600
Cynthia S. Aikman	30,000	30,000
James E. Gardner	30,000	30,000
Bradford M. Jones	52,500	52,500
Gerald Macaluso	30,000	30,000
Dr. Frank J. Nicchi	30,000	30,000
Alicia H. Pender(1)	20,000	20,000
Vincent P. Sinicropi	39,600	39,600

(1)	Elected to the Board in May 2023.

For the year ended December 31, 2023, each Director of Generations Bank was paid retainer of $2,500 per month, except the Chairman of the Board was paid a retainer of $5,500 per month and the Vice Chairman of the Board and Chairman of the Audit Committee were each paid a retainer of $3,300 per month.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of Generations Bancorp has approved the engagement of Bonadio to be our independent registered public accounting firm for the year ending December 31, 2024, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Bonadio for the year ending December 31, 2024. A representative of Bonadio is expected to attend the annual meeting.

Even if the engagement of Bonadio is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Generations Bancorp and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Bonadio during the years ended December 31, 2023 and 2022.

Audit Fees. The aggregate fees billed by Bonadio for professional services rendered for the audit of the Company’s annual consolidated financial statements, review of the consolidated financial statements included in the Quarterly Reports on Form 10-Q, and services that are normally provided by Bonadio in connection with statutory and regulatory filings and engagements totaled $118,053 and $111,386 for the years ended December 31, 2023 and 2022, respectively.

Audit-Related Fees. The aggregate fees billed by Bonadio for professional services rendered for audit-related services totaled $5,650 and $3,750 for the years ended December 31, 2023 and 2022, respectively.

Tax Fees. The aggregate fees billed by Bonadio for tax service fees rendered for the review of quarterly and annual tax provision calculations as well as the preparation and filing of annual income tax returns were $28,750 and $40,500 for the years ended December 31, 2023 and 2022, respectively.

All Other Fees. There were no other fees incurred for professional services rendered by Bonadio for the years ended December 31, 2023 and 2022, respectively.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed  to date. The Audit Committee pre-approved 100% of audit-related fees and tax fees billed and paid during the years ended December 31, 2023 and 2022.

The Board of Directors recommends a vote “FOR” the ratification of Bonadio & Co., LLP as independent registered public accounting firm for the year ending December 31, 2024.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for our 2025 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Generations Bancorp’s executive office, 20 East Bayard Street, Seneca Falls, New York 13148, no later than December 13, 2024, which is 120 days prior to the first anniversary of the date of these proxy materials. If the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of the 2024 annual meeting, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting.  Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s articles of incorporation and bylaws and the Maryland General Corporation Law.

Additionally, in accordance with SEC Rule 14a-19, a stockholder intending to engage in a Directors election contest at the 2025 Annual Meeting of Stockholders must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information by March 17, 2025.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

The Company’s bylaws generally provide that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as Directors must provide a written notice delivered or mailed to and received by the Corporate Secretary of Generations Bancorp at our principal executive office not less than 90 days nor more than 100 days before the anniversary of the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than thirty (30) days before the anniversary of the prior year’s annual meeting of stockholders, such written notice shall be timely only if delivered or mailed to and received by the Corporate Secretary of Generations Bancorp at the principal executive office of the Company no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the 10th day following the earlier of the day notice of the meeting was mailed to stockholders or such public disclosure was made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

The 2025 annual meeting of stockholders is expected to be held on May 15, 2025. For the 2025 meeting of stockholders notice would have to be received between February 5, 2025 to February 15, 2025.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

A COPY OF GENERATION BANCORP’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2023 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, 20 EAST BAYARD STREET, SENECA FALLS, NEW YORK 13148 OR BY CALLING (315) 568-1167.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Generations Bancorp’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2023 meeting materials are available on the Internet at www.generationsbancorpny.com/annual-meeting.

By Order of the Board of Directors,

Lori M. Parish
Seneca Falls, New York	Corporate Secretary
April 12, 2024

REVOCABLE PROXY

GENERATIONS BANCORP NY, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 16, 2024

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Generations Bancorp NY, Inc. (the “Company”) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our Corporate Headquarters located at 20 East Bayard Street, Seneca Falls, New York at 1:00 p.m., Eastern time, on Thursday, May 16, 2024. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	WITHHELD	FOR ALL EXCEPT
1.

The election as Directors of the nominees listed below, each for a term of three years.

James E. Gardner
Bradford M. Jones
Gerald Macaluso

INSTRUCTION: To withhold your vote for one or more nominees, mark “For all Except” and write the name(s) of the nominee(s) on the line(s) below.

__________________________________

__________________________________

		◻	◻	◻
		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Bonadio & Co., LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.	◻	◻	◻

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Corporate Secretary of Generations Bancorp at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Corporate Secretary of Generations Bancorp at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and proxy statement, both dated April 12, 2024 and audited financial statements.

Dated:	◻ Check Box if You Plan to Attend Annual Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

1UPX 01 - James E Gardner 02 - Bradford M Jones For Withhold For Withhold 03 - Gerald Macaluso For Withhold Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03YL5C + + A Proposals — The Board of Directors unanimously recommends a vote “FOR” each of the proposals. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON MAY 16, 2024. OUR PROXY STATEMENT AND PROXY CARD ARE ALSO AVAILABLE AT: https://generationsbancorpny.com/annual-meeting/ YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. 2. The ratification of the appointment of Bonadio & Co LLP as Generations Bancorp NY, Inc.’s independent auditing firm for the year ending December 31, 2024. 1. Election of Directors: For Against Abstain

ANNUAL MEETING OF STOCKHOLDERS ON MAY 16, 2024 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints the Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Generations Bancorp NY, Inc. which the undersigned is entitled to vote at a Annual Meeting of Stockholders of Generations Bancorp NY, Inc. to be held at our Corporate Headquarters, 20 E. Bayard Street, Seneca Falls, New York, 13148 at 1:00 p.m., (Eastern time) on May 16, 2024. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows: THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS. THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS, THIS PROXY WILL BE VOTED BY THE PROXY COMMITTEE OF THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS. NOTICE TO PARTICIPANTS IN THE GENERATIONS BANK EMPLOYEE STOCK OWNERSHIP AND 401K PLANS. This proxy also constitutes voting instructions for participants in the Generations Bank Employee Stock Ownership Plan (ESOP) and the Generations Bank 401k Plan (401k Plan). A participant who signs on the reverse side hereby instructs the respective trustees of the ESOP and/or the 401k Plan to vote all the shares of the Common Stock allocated to his or her account in accordance with the instructions on the reverse side. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of the Common Stock held by the ESOP and all allocated shares for which no voting instructions are received, including any instruction to abstain, in the same proportion as shares for which it has received timely voting instructions from the ESOP participants. The 401k Plan trustee will vote all shares for which it does not receive timely instructions from participants at the direction of the Company’s Board of Directors or the Plan Committee of the Board. Your voting instructions must be received by 11:00 a.m. Eastern time on May 9, 2024 to allow sufficient time for processing. The below signed acknowledges receipt from Generations Bancorp NY, Inc. prior to the execution of this proxy of a Notice of Annual Meeting, Proxy Statement and Annual Report. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE REVOCABLE PROXY — GENERATIONS BANCORP NY, INC. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. + + When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.